UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2024

KinderCare Learning Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42367	87-1653366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Meadows Road, Lake Oswego, OR 97035

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 872-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KLC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement and Stockholders Agreement

In connection with the initial public offering (the “Offering”) by KinderCare Learning Companies, Inc. (the “Company”) of its common stock, par value $0.01 per share (the “Common Stock”), described in the prospectus (the “Prospectus”), dated October 8, 2024, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-281971) (as amended, the “Registration Statement”), the following agreements were entered into:

•	the Registration Rights Agreement, dated October 8, 2024, by and among the Company and each of the other persons from time to time party thereto (the “Registration Rights Agreement”); and

•	the Stockholders Agreement, dated October 8, 2024, by and among the Company and each of the other persons from time to time party thereto (the “Stockholders Agreement”);

The Registration Rights Agreement and the Stockholders Agreement are filed herewith as Exhibits 10.1 and 10.2 respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. Certain parties to such agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Revolving Credit Facility Amendment

On October 10, 2024, KUEHG Corp. (“KUEHG”), a Delaware corporation and wholly owned subsidiary of the Company, the Company, as a guarantor, the other guarantors named on the signature page therein, and the lenders party thereto entered into an amendment (the “RCF Amendment”) to the certain credit agreement, dated as of June 12, 2023, to provide for (i) a new extended tranche of revolving commitments in an aggregate principal amount of $225 million (such tranche, the “Revolving Extended Tranche Commitments”), and (ii) the reclassification of $15 million of the existing commitments under the $160.0 million first lien revolving credit facility (the “First Lien Revolving Credit Facility”) into a non-extended tranche of revolving commitments (such tranche, the “Revolving Non-Extended Tranche Commitments”), such that the aggregate commitments under the First Lien Revolving Credit Facility after giving effect to the RCF Amendment will be $240 million. The aggregate principal amount of the Revolving Extended Tranche Commitments includes up to $145 million of revolving commitments from certain of the existing lenders under the First Lien Revolving Credit Facility, plus $80 million of new commitments from new and existing revolving lenders. The Revolving Extended Tranche Commitments are expected to have an extended maturity date of the earlier of the date that is (i) 5 years after the effective date of the RCF Amendment, or (ii) if, on the date that is ninety-one (91) days prior to the original term loan maturity date of June 12, 2030, all or any portion of the initial term loans remain outstanding, the date that is ninety-one (91) days prior to the original term loan maturity date. KUEHG is expected to pay revolving lenders participating in the extension a fee equal to 0.25% of the Revolving Extended Tranche Commitment of such lender on the effective date of the RCF Amendment. The maturity date of the Revolving Non-Extended Tranche Commitments remains June 12, 2028. The RCF Amendment also increases the letter of credit sublimit to $172.5 million from $115.0 million.

A copy of the RCF Amendment is filed herewith as Exhibit 10.3 and incorporated herein by reference. The above description of the RCF Amendment is not complete and is qualified in its entirety by reference to such exhibit.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 above under the caption “Revolving Credit Facility Amendment” is incorporated by reference to this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2022 Amended and Restated Incentive Award Plan

Effective October 9, 2024, the Company’s Board of Directors and its stockholders as of that date adopted and approved the KinderCare Learning Companies, Inc. Amended and Restated 2022 Incentive Award Plan (the “2022 Plan”) substantially in the form previously filed as Exhibit 10.13 to the Registration Statement. The 2022 Plan permits the grant of stock options and restricted stock units to employees and directors of, and consultants to, the Company and its affiliates. For further information regarding the 2022 Plan, see “Executive and Director Compensation—2022 Incentive Award Plan” in the Prospectus.

A copy of the 2022 Plan is filed herewith as Exhibit 10.4 and incorporated herein by reference. The above description of the 2022 Plan is not complete and is qualified in its entirety by reference to such exhibit.

2024 Employee Stock Purchase Plan

Effective October 9, 2024, the Company’s Board of Directors and its stockholders as of that date adopted and approved the KinderCare Learning Companies, Inc. 2024 Employee Stock Purchase Plan (the “ESPP”) substantially in the form previously filed as Exhibit 10.17 to the Registration Statement. The ESPP permits eligible employees of the Company and its participating subsidiaries to purchase shares of the Company’s Common Stock. For further information regarding the ESPP, see “Compensation Discussion and Analysis—Existing Equity Plans— Employee Stock Purchase Plan” in the Prospectus.

A copy of the ESPP is filed herewith as Exhibit 10.5 and incorporated herein by reference. The above description of the ESPP is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 8, 2024, the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Certificate of Incorporation, among other things, provides that the Company’s authorized capital stock consists of 750,000,000 shares of Common Stock, and 25,000,000 shares of preferred stock. A description of the Company’s capital stock, after giving effect to the adoption of the Certificate of Incorporation and Bylaws, has previously been reported by the Company in the Registration Statement. The Certificate of Incorporation and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On October 10, 2024, the underwriters of the Offering exercised in full their option to purchase up to 3,600,000 additional shares (the “Option Stock”) of the Company’s Common Stock for $24.00 per share. The Company completed the sale of the Option Stock on October 15, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of KinderCare Learning Companies, Inc.

3.2	Amended and Restated Bylaws of KinderCare Learning Companies, Inc.

10.1	Registration Rights Agreement, dated as of October 8, 2024, by and among the Company and each of the other persons from time to time party thereto.

10.2	Stockholders Agreement, dated as of October 8, 2024, by and among the Company and each of the other persons from time to time party thereto.

10.3	Revolving Credit Facility Amendment, dated as of October 10, 2024, by and among the Company and each of the other person from time to time party thereto.

10.4	KinderCare Learning Companies, Inc. Amended and Restated 2022 Incentive Award Plan (previously filed as Exhibit 10.13 to the Registration Statement on Form S-1 (File No. 333-281971) filed on September 6, 2024 and incorporated herein by reference).

10.5	KinderCare Learning Companies, Inc. 2024 Employee Stock Purchase Plan (previously filed as Exhibit 10.17 to the Registration Statement on Form S-1 (File No. 333-281971) filed on September 6, 2024 and incorporated herein by reference).

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: October 15, 2024	KinderCare Learning Companies, Inc.

	By:	/s/ Anthony Amandi
	Name:	Anthony Amandi
	Title:	Chief Financial Officer